Exhibit 10.31.2

SECOND AMENDMENT

TO THE

AGREEMENT

THIS SECOND AMENDMENT TO THE AGREEMENT (the “Second Amendment”) effective as of October 1, 2018, (the “Second Amendment Effective Date”), is by and between Athenex, Inc., a(n) New York Company/Corporation/Sole Proprietor/LLC, having an address at Conventus Building, 1001 Main Street, Suite 600, Buffalo NY 14023 (hereinafter referred to as “Owner”) and M+W U.S., Inc., a Delaware Corporation, having an address at 201 Fuller Road, Suite 401, Albany, New York 12203, (hereinafter referred to as “M+W”).  Capitalized terms used and not otherwise defined herein shall have the meaning set forth in the AGREEMENT (as defined below).

RECITALS:

Whereas Owner and M+W entered into that certain Agreement, between M+W U.S., Inc. and Owner, (collectively the “parties”), dated 29 December, 2017 (the “Original Agreement”) and the First Amendment dated effective March 27, 2018.

Whereas, Owner and M+W desire to further supplement and amend the Original Agreement and the First Amendment, including all previous Amendments, if any, on the terms and conditions set forth herein.

Whereas, the Original Agreement executed by the parties is in the form of AIA A141 (the “Form”). The Form is structured to allow for Preliminary Design to be accomplished and then, by using such Preliminary Design documents approved by the Owner, establish a Guaranteed Maximum Price (GMP) for the overall Contract Sum. The Form is structured to memorialize such GMP in AIA A141 Exhibit A, (called the ‘Amendment’)

Whereas, the Original Agreement and the First Amendment require the parties agree to a GMP prior to continuing on with the execution of the remainder of the Work, specifically the:

a.	Detailed design; and
b.	Construction (including procurement of Long Lead Materials and Equipment).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and M+W agree that the Original Agreement shall be further amended as of the Second Amendment Effective Date as follows which shall supersede the Original Agreement and the First Amendment as stated herein:

1)	The parties have agreed to extend the targeted date for executing Exhibit A of the Form (i.e. establishment of the GMP), from October 12, 2018 until November 16, 2018, based on the following timeline:
a.	9/15: 85% Package issued to bidders
b.	10/12: IFC from GEI
c.	10/16: Provide IFC drawings and specifications to bidders
d.	10/26: Bids Due from subs
e.	10/29 – 11/2: Bids opened / leveling start / Assemble GMP
f.	11/5 – 11/9: M+W Germany Approval Expected to Start
g.	11/12: Target Date for GMP value submitted to Athenex. Submitted expected to be no later than 11/16.
h.	11/30: Final AIA A141 Exhibit A (the “Amendment”) executed.
2)	The parties agree that, for the avoidance of doubt, and the Substantial Completion Date is as originally agreed, and remains December 31, 2019;
3)

The parties agree that in order to maintain the current project schedule prior to the date establishing the GMP (as shown above in Section 1.g), additional funding is necessary. Owner agrees to commit an additional amount (shown in #4 below) via this 2nd Amendment to increase the Contract Sum. This increase is based on the parties’ reasonable estimate necessary to maintain funding between the Second Amendment Effective Date and the execution of Exhibit A (now scheduled as shown in Section 1.h above). Such funding shall be for construction management, bidding, awarding the work, material/equipment order commitments, other costs, reimbursables, design and fees, as required under the Original Agreement, the 1st  Amendment and this 2nd Amendment.

4)	COMPENSATION – Adjustments to the Contract Sum are as shown below:

Original Agreement Contract Sum	$ 4,518,676.00
Previous Amendment(s)	$73,045,379.35
Sub-Total	$77,564,055.35
Authorized Change Orders as of Effective Date of this 2nd Amendment (deductive)	($ 132,097.00)
Sub-Total	$77,431,958.35
Adjustment(s) by this 2nd Amendment	$64,768,445.00
Total Contract Sum as of Effective Date of this 2nd Amendment*	$142,200,403.35

* NOTE: The Total Contract Sum shown here may be further adjusted by additional mutually agreed to Change Orders in accordance with the provisions of the Original Agreement and First Amendment between the parties, after the Effective Date of this 2nd Amendment. The parties each agree execution of this 2nd Amendment does not prohibit such further adjustments to the Contract Sum after the Effective Date of this 2nd Amendment.

IN WITNESS WHEREOF, Owner and M+W have entered into this Second Amendment to the Original Agreement and the First Amendment effective as of the Second Amendment Effective Date indicated above.

Agreed and accepted by:

M+W U.S., Inc.		M+W U.S., Inc.		Athenex, Inc.
/s/ Rick Whitney	October 4, 2018	/s/ Todd Muckelroy	October 4, 2018	/s/ Richard Nassar	October 5, 2018
Signature	Date	Signature	Date	Signature	Date
Rick Whitney		Todd Muckelroy		Richard Nassar
Print or Type Name		Print or Type Name		Print or Type Name
CEO		CFO		VP of Operations
Title (an authorized representative of M+W U.S., Inc.)		Title (an authorized representative of M+W U.S., Inc.)		Title (an authorized representative of Owner)

Amendment #2 Funding Summary

				Hard Bids	Estimated Costs
COW
Division	Applicable GMP Est.	Current Funding	Current Commitments	Pending RTA's	PCO's	Add'l Commitments Forecasted (by 12/1)	Total Forecasted Commitments as of 12/1	Delta	Amendment 2 Funding	Revised Contract Value	Notes	Comments
1	$5,015,730	$560,000	$468,973			$350,000	$818,973	$(258,973)	$600,000	$1,160,000
3	$7,727,690	$7,946,157	$6,415,313	$0.00	$1,423,920	$750,000	$8,589,233	$(643,076)	$643,076	$8,589,233		PCO's based on current log 8/16. Additional Forecast based on curbs, exterior apron and housekeeping pads.
5	$12,038,894	$11,980,139	$10,179,632	$-	$1,553,850	$1,200,000	$12,933,482	$(953,343)	$1,012,098	$12,992,237		PCO's based on current log 8/16. $305K for revisions to steel framing, Parapet framing, structural studs at area A. ($58,755 remaining budget + $953,343 Contingency)
7	$7,879,221	$6,842,079	$3,053,083	$2,957,000	$50,000	$750,000	$6,810,083	$31,996	$500,000	$7,342,079		Roofing & Spray Fireproofing. PCO is for expected blocking.
8	$3,747,181	$-	$-	$800,000		$1,200,000	$2,000,000	$(2,000,000)	$2,000,000	$2,000,000		Curtain Wall based on RTA value. Additional funds for roll-up doors, storefront doors, other misc. openings.
9	$7,879,221	$-				$3,600,000	$3,600,000	$(3,600,000)	$3,600,000	$3,600,000		Needed for studs, drywall start, coordinate with MEP.
11	$2,525,360	$-	$-	$-		$1,200,000	$1,200,000	$(1,200,000)	$1,200,000	$1,200,000		Loading docks and DEA vault estimate
13	$4,375,270	$-				$3,800,000	$3,800,000	$(3,800,000)	$3,800,000	$3,800,000		Clean Room - need to place order and start design coordination/shop drawings.
14	$470,316	$-	$-	$-		$940,000	$940,000	$(940,000)	$940,000	$940,000		Elevators and Coolers. (Need to confirm Cooler budget location)
21	$2,157,401	$-	$-	$-		$2,157,401	$2,157,401	$(2,157,401)	$2,157,401	$2,157,401		Sprinkler Contractor - Need for Insurance/final design
22	$10,826,130	$2,400,000	$2,593,039	$-	$130,000	$6,000,000	$8,723,039	$(6,323,039)	$6,500,000	$8,900,000		Underground plumbing awarded, but over current funding. $6M based on 50% of Mech/Plumbing budget, need to award for coordination with Arch.
23	$41,064,161	$9,700,000	$-	$-		$24,500,000	$24,500,000	$(14,800,000)	$14,800,000	$24,500,000		Based on LLE & ability to award wet mech. (Includes $3.0M for purchase of previously VE'd mech. Equipment for full build-out. Anticipated budget to award wet mechanical $19M.
25	$5,869,253	$-	$-	$-		$4,800,000	$4,800,000	$(4,800,000)	$4,800,000	$4,800,000		I&C needed to coordinate MEP/communications.
26	$16,044,041	$9,200,000	$6,325,000	$-	$300,000	$4,500,000	$11,125,000	$(1,925,000)	$1,925,000	$11,125,000		Additional gear need to procure includes interior gear, generators.
31	$7,060,929	$6,253,300	$5,597,122	$-	$186,025	$750,000	$6,533,147	$(279,847)	$807,629	$7,060,929
32	$2,446,666	$746,670	$577,920	$-	$50,000	$1,800,000	$2,427,920	$(1,681,250)	$1,699,996	$2,446,666		Balance of exterior improvements - client request to award to existing contractor before 12/1.
33	$9,497,824	$4,825,684	$2,166,008	$-	$20,000	$3,200,000	$5,386,008	$(560,324)	$600,000	$5,425,684		Scope required to get electrical duct bank, site lighting and other site services completed before end of year.
41	$18,251,360	$1,000,000	$-	$-	$-	$11,000,000	$11,000,000	$(10,000,000)	$10,000,000	$11,000,000		Replaces
Contingency	$22,552,021	$-	$-	$-				$-	$4,500,000	$4,500,000		Contingency for future reallocation
Contingency									$(643,076)	$(643,076)		Division 3 Allocation
Contingency									$(953,343)	$(953,343)		Division 5 Allocation
Contingency									$(469,684)	$(469,684)		Division 14 Allocation
Total COW	$187,428,669	$61,454,029	$37,376,090	$3,757,000	$3,713,795	$72,497,401	$117,344,286	$(55,890,257)	$60,019,097	$121,473,126

Indirects
Insurance	$1,772,880	$810,000	$810,000			$152,000			$152,000	$962,000		One quarter of insurance billing
BOD	$4,564,980	$4,507,676	$4,507,676			$-			$-	$4,507,676
DD/CA	$6,936,524	$5,656,396	$5,656,396			$1,280,128			$1,280,128	$6,936,524		Need toc commit balance of detailed design and CA efforts, already underway.
EPCM	$8,934,869	$2,942,300	$2,942,300			$1,200,000			$1,200,000	$4,142,300		Additional CM Efforts
GC's	$2,900,000	$600,000	$600,000			$600,000			$600,000	$1,200,000		GC's needed to cover monthly costs. (Large commitments early for trailer set-up. Plotter, copier, etc.) Deducted the $74,793 from GC's
FEE	$4,432,201	$1,536,351	$1,536,351			$1,439,584			$1,517,220	$3,053,571
Total	$29,541,454	$16,052,723	$16,052,723	$-	$-	$4,671,712	$-	$-	$4,749,348	$20,802,071

									$64,768,445	$142,275,197	Revised Contract Value	Requested Funding - Amendment 2
									$77,506,752	Included above		Current Funding
									$(74,794)	$(74,794)		Change Orders
									$142,200,403	$142,200,403		Revised Contract Value with Amendment 2

5/8/2019	Revision 8